Exhibit 10.9


                     REVOLVING SUBORDINATED PROMISSORY NOTE

December 20, 1996

     FOR VALUE RECEIVED, IPL Funding Corporation, an Indiana corporation ("Borrower"), hereby promises to pay to the order of Indianapolis Power & Light Company, an Indianapolis corporation ("Lender"), at the principal office of Lender at One Monument Circle, Indiananpolis, Indiana, or at such other place as Lender may designate from time to time, the unpaid principal amount hereof, together with accrued interest thereon at a rate per annum equal to the floating commercial loan rate of interest for United States dollar denominated loans announced from time to time by ABN AMRO Bank N.V., changing when and as said commercial loan rate changes (which rate shall not exceed the maximum rate permitted by applicable law), in lawful money of the United States of America and in immediately available funds, on the sixtieth (60th) day after the "Termination Date" described in the Receivables Purchase Agreement referred to below or, if such sixtieth (60th) day is not a Business Day, on the first Business Day thereafter (such sixtieth (60th) day or later Business Day being referred to as the "Maturity Date"), together with costs of collection and reasonable attorney's fees incurred by Lender in the collection of the indebtedness evidenced hereby all without relief from valuation and appraisement laws. Except as otherwise defined herein, capitalized terms used herein and defined in the Receivables Purchase Agreement dated as of December 20, 1996 between Borrower and the Lender (as amended, modified or supplemented from time to time the "Receivables Purchase Agreement") shall be used herein as so defined. This note is the "Subordinated Note" referred to in the Subordination Agreement. Interest shall be computed hereunder for the actual number of days elapsed on the basis of a year consisting of three hundred sixty five (365) days.

     All accrued interest on the principal amount of this Note will be due and payable on the twentieth day of each month or, if such twentieth day is not a Business Day, the next succeeding Business Day, with interest accrued thereon until such next succeeding Business Day, beginning on January 20, 1997; provided, however, that on or prior to the Maturity Date, unless Lender instructs Borrower otherwise, such interest may be paid by means of an increase in the amount of the unpaid principal amount hereof by an amount equal to the interest being so paid.

     The principal amount of this Note shall be initially established and thereafter adjusted from time to time in accordance with the terms and conditions of the Receivables Purchase Agreement (the terms and conditions of which are hereby incorporated in this Note by this reference) and the terms of this Note. Lender shall record the initial principal amount of this Note, all adjustments thereto and all payments thereof on Schedule 1 annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, and any such recordation shall, absent manifest error, constitute prima facie evidence of the information so recorded; provided, however, that the failure to so record shall not limit the obligations of Borrower hereunder or under the Receivables Purchase Agreement.

     Borrower and, by its acceptance of this Note, Lender hereby acknowledge and agree that any and all payments made in respect of this Note are and shall remain subordinate and junior in right of payment to the Senior Debt, as that term is defined in the Subordination Agreement, dated as of December 20, 1996 (the "Subordination Agreement") by and among the Agent, the Borrower and the Lender to the extent provided therein. Borrower shall, subject to the terms of the Subordination Agreement, have the right to pay all or any part of the unpaid principal amount of this Note without premium or penalty at any time; provided, that interest shall be paid on the amount repaid to and including the date of repayment.

     Borrower hereby waives presentment, diligence, notice of dishonor, payment, demand, protest, notice of protest, notice of nonpayment and all other demands and notices of every kind in connection with the delivery, acceptance, performance and enforcement of this Note and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demands hereunder. Borrower and, by its acceptance of this Note, Lender also assent to extension of the time of payment, forbearance or other indulgence without notice.

     This Note applies to, inures to the benefit of, and binds the successors and assigns of, Borrower and Lender. Lender may not assign any duties or obligations hereunder without the prior written consent of Borrower. THIS NOTE IS MADE UNDER, AND ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS NOTE SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF INDIANA.

     On the first Business Day after the Maturity Date at the close of business of which all principal and accrued interest owing on this Note have been paid in full, this Note will be surrendered to Borrower for cancellation.

     IN WITNESS WHEREOF, Borrower has executed and delivered this Note by its duly authorized officer as of the day hereof.

                                                IPL FUNDING CORPORATION


                                                By  /s/ Steven L. Meyer
                                                  ------------------------------
                                                  Name: Steven L. Meyer
                                                       -------------------------
                                                  Title: Treasurer
                                                        ------------------------

                                   SCHEDULE 1
                          TO REVOLVING PROMISSORY NOTE


                                    UNPAID
        INCREASE IN   DECREASE IN   PRINCIPAL
        PRINCIPAL     PRINCIPAL     AMOUNT AFTER   REASON FOR       NOTATION
DATE    AMOUNT        AMOUNT        ADJUSTMENT     ADJUSTMENT*      MADE BY

                                    $              Initial Balance











--------
*   Describe or use appropriate code specified below:

    A = increase in lieu of cash payment of interest
    B = increase/decrease pursuant to Section 1.2 of the Receivables Purchase
         Agreement
    C = decrease due to payment of principal